EXHIBIT 99.9

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-NC4

                              Fixed Rate Population

Selection Criteria: Fixed Rate Population
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level Greater than 85% LTV

1. Documentation Level

                                                                              % of
                                                                             Morgage
                                                               Aggregate     Pool by       Avg      Weighted
                                                    Number      Cut-off     Aggregate   Mortgage    Average    Weighted
                                                      of         Date        Cut-off      Loan       Gross     Average     Weighted
                                                   Mortgage    Principal    Principal   Principal   Interest   Original    Average
Documentation Level                                 Loans       Balance      Balance     Balance      Rate       LTV      FICO Score
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
Full Documentation                                      858   128,753,106       56.99     150,062      6.651      76.75        626.5
Stated Documentation                                    512    85,618,423       37.89     167,223      7.270      77.01        633.8
Limited Documentation                                    62    11,564,791        5.12     186,529      6.520      75.34        636.3
Total:                                                1,432   225,936,321      100.00     157,777      6.879      76.78        629.8

2. Credit Score

                                                                              % of
                                                                             Morgage
                                                               Aggregate     Pool by       Avg      Weighted
                                                    Number      Cut-off     Aggregate   Mortgage    Average    Weighted
                                                      of         Date        Cut-off      Loan       Gross     Average     Weighted
                                                   Mortgage    Principal    Principal   Principal   Interest   Original    Average
Credit Score                                        Loans       Balance      Balance     Balance      Rate       LTV      FICO Score
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
481 - 500                                                 3       325,818        0.14     108,606      8.439      74.43        500.0
501 - 520                                                49     5,102,541        2.26     104,133      8.704      72.74        511.0
521 - 540                                                79     9,618,702        4.26     121,756      8.258      72.40        531.6
541 - 560                                               116    15,008,046        6.64     129,380      7.555      75.24        551.2
561 - 580                                               131    16,338,312        7.23     124,720      7.338      73.80        571.2
581 - 600                                               153    21,781,689        9.64     142,364      7.096      76.45        591.2
601 - 620                                               169    26,858,965       11.89     158,929      6.804      75.00        610.5
621 - 640                                               208    36,750,594       16.27     176,686      6.680      78.03        631.3
641 - 660                                               180    30,963,806       13.70     172,021      6.585      79.91        650.2
661 - 680                                               128    23,744,030       10.51     185,500      6.409      76.65        669.7
681 - 700                                                87    14,297,159        6.33     164,335      6.543      78.27        689.8
701 - 720                                                50     8,987,257        3.98     179,745      6.560      76.70        709.4
721 - 740                                                37     8,476,782        3.75     229,102      6.408      79.63        730.3
741 - 760                                                22     3,768,335        1.67     171,288      6.429      79.19        751.6
761 - 780                                                14     2,780,334        1.23     198,595      6.386      75.16        768.4
781 - 800                                                 6     1,133,951        0.50     188,992      5.813      77.85        790.6
Total:                                                1,432   225,936,321      100.00     157,777      6.879      76.78        629.8
Non-Zero Minimum: 500
Maximum: 799
Non-Zero Weighted Average: 630

3. Range of Original LTV Ratios (%)

                                                                              % of
                                                                             Morgage
                                                               Aggregate     Pool by       Avg      Weighted
                                                    Number      Cut-off     Aggregate   Mortgage    Average    Weighted
                                                      of         Date        Cut-off      Loan       Gross     Average     Weighted
                                                   Mortgage    Principal    Principal   Principal   Interest   Original    Average
Range of Original LTV Ratios (%)                    Loans       Balance      Balance     Balance      Rate       LTV      FICO Score
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
20.01 - 25.00                                             3       183,525        0.08      61,175      5.938      22.19        633.1
25.01 - 30.00                                             6       550,411        0.24      91,735      6.400      27.06        663.2
30.01 - 35.00                                            11     1,281,754        0.57     116,523      6.912      31.86        626.5
35.01 - 40.00                                             9     1,103,029        0.49     122,559      6.203      37.64        612.4
40.01 - 45.00                                            21     2,009,394        0.89      95,685      6.580      42.82        636.6
45.01 - 50.00                                            28     3,526,541        1.56     125,948      7.316      47.98        592.9
50.01 - 55.00                                            27     3,065,504        1.36     113,537      6.804      52.61        628.2
55.01 - 60.00                                            51     7,635,569        3.38     149,717      6.501      58.01        649.3
60.01 - 65.00                                            92    13,759,073        6.09     149,555      6.763      63.21        617.1
65.01 - 70.00                                           129    21,075,635        9.33     163,377      6.677      68.59        622.4
70.01 - 75.00                                           193    32,616,461       14.44     168,997      6.825      73.73        619.7
75.01 - 80.00                                           466    68,964,682       30.52     147,993      6.784      79.39        628.0
80.01 - 85.00                                           169    29,710,685       13.15     175,803      7.179      84.25        616.7
85.01 - 90.00                                           164    29,945,945       13.25     182,597      6.988      89.43        656.7
90.01 - 95.00                                            42     7,525,045        3.33     179,168      7.175      94.55        658.6
95.01 - 100.00                                           21     2,983,068        1.32     142,051      7.901     100.00        672.6
Total:                                                1,432   225,936,321      100.00     157,777      6.879      76.78        629.8
Minimum: 21.25
Maximum: 100.00
Weighted Average: 76.78

4. Documentation Level Greater than 85% LTV

                                                                              % of
                                                                             Morgage
                                                               Aggregate     Pool by       Avg      Weighted
                                                    Number      Cut-off     Aggregate   Mortgage    Average    Weighted
                                                      of         Date        Cut-off      Loan       Gross     Average     Weighted
                                                   Mortgage    Principal    Principal   Principal   Interest   Original    Average
Documentation Level Greater than 85% LTV            Loans       Balance      Balance     Balance      Rate       LTV      FICO Score
------------------------------------------------   --------   -----------   ---------   ---------   --------   --------   ----------
Full Documentation                                      128    20,423,958       50.49     159,562      6.909      91.81        647.3
Stated Documentation                                     92    18,298,276       45.23     198,894      7.332      90.40        670.3
Limited Documentation                                     7     1,731,825        4.28     247,404      6.666      91.63        659.8
Total:                                                  227    40,454,058      100.00     178,212      7.090      91.17        658.3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.